UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2014

Saba Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34372	94-3267638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 581-2500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Saba Software, Inc. (the “Company”) issued a press release on January 21, 2014 disclosing, among other items, certain selected financial metrics for the first six months of fiscal year 2014, ended November 30, 2013. A copy of the Company’s press release is furnished hereto as Exhibit 99.1.

Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously disclosed, KPMG LLP (“KPMG”) had been appointed to serve as the Company’s independent registered public accounting firm with respect to the audit of the Company’s financial statements for the fiscal year ended May 31, 2013 after the Company’s prior independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”), advised the Company that it would resign from serving as the Company’s independent registered public accounting firm effective upon completion of the audit of the Company’s financial statements for the fiscal year ended May 31, 2012, including the audit of the restated financial statements for the fiscal years ended May 31, 2011 and 2010, and the review of the Company’s unaudited financial statements for the three months ended August 31, 2012 and six months ended November 30, 2012.

On January 15, 2014, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) dismissed Ernst & Young and approved the engagement of KPMG as its independent registered public accounting firm. On January 17, 2014, KPMG completed its customary client acceptance procedures and entered into an engagement letter with the Company.

(a) On January 15, 2014, the Audit Committee dismissed Ernst & Young as the Company’s independent registered public accounting firm with respect to the audit of the Company’s financial statements for the fiscal year ended May 31, 2012 and the audit of the restatement of the Company’s financial statements for the fiscal years ended May 31, 2011 and 2010.

As previously announced, the Company is working on a restatement of previously issued financial statements for the fiscal years ended May 31, 2008, 2009, 2010 and 2011 and the previously issued financial statements and the related audit reports of Ernst & Young for these periods were withdrawn and should no longer be relied upon.

Ernst & Young had not been engaged to audit the Company’s financial statements for the fiscal year ended May 31, 2013 and had not issued an audit report with respect to the Company’s financial statements for the fiscal year ended May 31, 2012 due to the Company’s ongoing restatement work. Accordingly, Ernst & Young has not issued a report for either of the two most recent fiscal years ended May 31, 2013 and 2012, including a report that contains any adverse opinion or disclaimer of opinion or qualification or modification as to any issues of uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period to January 15, 2014, there were no disagreements between Ernst & Young and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports for the three years ended May 31, 2012.

Except with respect to the material weaknesses in the Company’s internal control over financial reporting previously disclosed by the Company in the Form 8-K filed with the SEC on January 18, 2013, there were no “reportable events” under Item 304(a)(1)(v) of Regulation S-K that occurred during the Company’s two most recent fiscal years and the subsequent interim period to January 15, 2014. As the restatement work is ongoing, management’s evaluation of these material weaknesses is not yet complete. Management will complete its assessment of the Company’s internal control over financial reporting in conjunction with the completion of its restatement.

The Audit Committee has discussed the subject matter of the above-described reportable events with Ernst & Young, and the Company has authorized Ernst & Young to respond fully to the inquiries of KPMG, as successor auditor.

The Company has furnished a copy of the above disclosure to Ernst & Young and requested that Ernst & Young furnish the Company with a letter addressed to the SEC stating whether or not Ernst & Young agrees with such disclosure. A copy of Ernst & Young’s letter is attached as Exhibit 16.1 to this current report on Form 8-K.

(b) On January 17, 2014, the Company expanded KPMG’s initial appointment to include serving as the Company’s independent registered public accounting firm with respect to the audit of the Company’s financial statements for the fiscal year ended May 31, 2012 and the audit of the Company’s financial statements required for the restatement. The engagement of KPMG by the Company was approved by the Audit Committee.

The Company’s decision to dismiss Ernst & Young and to engage KPMG as its sole independent registered public accounting firm reflects the Company’s desire to complete the restatement of its financial statements in an effective manner. The Company continues to work to complete the restatement of its financial statements in order that it can file its overdue SEC periodic reports as soon as practicable.

During the Company’s two most recent fiscal years ended May 31, 2013 and 2012 and during the subsequent interim periods to January 17, 2014, except for those matters that could have had an impact on the financial statements of the Company as of and for the year ended May 31, 2013 for which KPMG was previously engaged to serve as the Company’s independent registered public accounting firm, neither the Company nor anyone acting on its behalf consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching its decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

On January 21, 2014, the Company issued a press release disclosing, among other things, the dismissal of Ernst & Young and the appointment of KPMG to complete the audit for fiscal year ended May 30, 2012 and the audit of the restatement of its financial statements as previously announced. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, dated as of January 21, 2014.

99.1	Press release dated January 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc.
(Registrant)

Date: January 21, 2014	/s/ Peter E. Williams III
(Signature)
Peter E. Williams III
Executive Vice President and Secretary